UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BLACKSTONE MORTGAGE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!

BLACKSTONE MORTGAGE TRUST, INC.

2021 Annual Meeting
Vote by July 6, 2021
11:59 PM ET

BLACKSTONE MORTGAGE TRUST, INC. 24TH FLOOR, 345 PARK AVENUE NEW YORK, NY 10154

D53307-P48666

You invested in BLACKSTONE MORTGAGE TRUST, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 7, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by request prior to June 23, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Vote Virtually at the Meeting* July 7, 2021 9:00 AM EDT
The Meeting will be held virtually at: www.virtualshareholdermeeting.com/BXMT2021

*To vote these shares during the virtual Meeting, you will need the unique control number indicated above. For instructions on how to attend and participate in the virtual Meeting, visit www.virtualshareholdermeeting.com/BXMT2021.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends

1.	Election of Directors

Nominees:

	01) Michael B. Nash 02) Stephen D. Plavin 03) Leonard W. Cotton	04) Thomas E. Dobrowski 05) Martin L. Edelman 06) Henry N. Nassau	07) Jonathan L. Pollack 08) Lynne B. Sagalyn	For

2.	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.			For

3.	Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, the compensation paid to our named executive officers.			For

NOTE: To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D53308-P48666